Putnam
Global Natural
Resources
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

8-31-03

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[SCALE LOGO OMITTED]



From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

We are pleased to report positive performance for Putnam Global Natural Resources Fund for the 12 months ended August 31, 2003. Because of the specialized nature of the fund's portfolio, however, its results lagged both that of its benchmark index and its Lipper category average. You will find the details on the facing page.

The results for the full fiscal year reflect a shift for the better in the mood of global equity investors, in contrast to the prevailing mood at the period's midpoint, when a cloud of political and economic uncertainties hung persistently over the markets. Some of these uncertainties are becoming clarified, if not resolved, and the economies of many countries and regions are exhibiting signs of increasing vigor. As health returns to the global economy, the need for natural resources should increase, brightening the prospects for the companies in which your fund invests.

As the fund begins a new fiscal year that we hope will bring renewed strength to the global equity markets, what we told you at the midpoint of the fiscal year bears repeating. We deeply appreciate your continued confidence in Putnam and we firmly believe that over the long haul your patience will be rewarded.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

October 15, 2003



Report from Fund Management

Fund highlights

 * Putnam Global Natural Resources Fund recorded a gain for the year ended August 31, 2003, with class A shares returning 11.12% at net asset value and 4.73% at public offering price.

 * The fund's emphasis on the energy sector caused it to underperform its more broadly diversified benchmark, the S&P 500 Index, which returned 12.07% for the period.

 * Differences in portfolio composition caused the fund's performance to lag the 15.00% average return of the funds in the Lipper Natural Resources Funds category over the period.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.


Performance commentary

Buoyed by a robust global equity market rally that began in March and continued through period-end, Putnam Global Natural Resources Fund turned in solid absolute performance for its fiscal year. The fund's emphasis on energy-related companies caused it to modestly underperform its more broadly diversified benchmark, the S&P 500 Index, as the market rally that characterized the second half of the period favored other, less defensive sectors.

FUND PROFILE

Putnam Global Natural Resources Fund seeks capital appreciation by investing in stocks of companies in the energy and natural resources industries. The fund targets companies in markets worldwide, in industries such as oil and gas, chemicals, metals and mining, utilities, and paper and forest products. The fund may be appropriate for investors seeking long-term growth of capital.

The fund's portfolio composition often differs from its Lipper peer group as we pursue a more diversified strategy in the global natural resources sector. We work to balance fund holdings in the energy industry with a significant exposure to basic materials industries such as metals, chemicals, and paper. We believe these differences likely account for the fund's underper formance versus its Lipper category for the period.



Market overview

The fund's fiscal year results should be evaluated in the context of an economic and market environment that was favorable for energy-related holdings in the first half of the period but became less hospitable in the latter half of the period.

The first half of the period was dominated by investor concerns about the continued erosion of corporate earnings, geopolitical tension over North Korea and Iraq, and the effectiveness of the U.S. Federal Reserve Board's monetary policy. Stock prices exhibited unusual volatility during this period, falling precipitously in the months leading up to the conflict in Iraq. Energy-related holdings, which comprise about 80% of the fund's portfolio, fared relatively well during this period as risk-averse investors were drawn to the more defensive sectors of the market. In addition, stock prices responded to rising energy prices, as investors worried about the potential for war disrupting the flow of oil and natural gas from the resource-rich Middle East.

Fueled by the end of major conflict in Iraq, continued favorable monetary and fiscal policies, as well as signs of improving economic growth and rising corporate earnings, stocks rallied robustly in the second half of the period. However, the stock prices of companies in energy-related industries didn't rise as much as those in the broader market because investor focus shifted from defensive sectors to higher-risk areas, such as technology. In addition, energy prices dropped as geopolitical tensions eased.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 8/31/03
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      12.07%
------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 14.08%
------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                   11.63%
------------------------------------------------------------------------------
MSCI World Index (global stocks)                                        10.92%
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (taxable bonds)                              4.36%
------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                           3.14%
------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (global bond market)                  8.54%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 8/31/03.
------------------------------------------------------------------------------



Strategy overview

The fund maintained its emphasis on energy-related holdings during the period, particularly oil and natural gas exploration and production companies. We believe this segment of the natural resources sector is poised to benefit from the secular trend of a decreasing supply of natural gas in North America amid continued growing demand for this efficient, clean energy source. Consistent with this theme, the portfolio also emphasized energy services companies, which provide pumping, process, pipeline, chemical, and completion services to oil and natural gas exploration and production companies. Investing in companies that can offer power producers an alternative to increasingly expensive natural gas, such as coal, was another aspect of this strategy. The fund also increased its exposure to large, integrated oil companies, believing that these high-quality companies were available at attractive valuations and offered solid long-term growth potential. However, this strategy did not contribute to performance during the period, as investors favored higher-risk, lower-quality companies amid the liquidity-driven rally.

Within basic materials stocks, which comprise about 20% of the fund's portfolio, we favored diversified metals at the expense of chemical companies. We believe that diversified metal companies offer more reliable cash flows than specialty miners. Chemical companies, which are dependent on oil and gas products as feedstock, are challenged by rising prices on these commodities. We also established a small position in the building materials industry during the period.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                                      as of         as of
                                     2/28/03       8/31/03

Oil and gas                           63.3%         63.9%

Energy services                       17.5%         14.5%

Chemicals                              5.4%          8.1%

Metals                                 6.0%          6.7%

Forest products and packaging          3.9%          2.6%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.



How fund holdings affected performance

Fund holdings Apache Corporation -- one of the top ten holdings -- and XTO Energy remained standout per form ers among the fund's large exposure to oil and natural gas exploration and pro duction companies. We added the Apache position during the period, as this well-run company has a history of creating value through acquisitions and effective manage ment. Canadian natural gas producers -- such as Nexen Inc., EnCana, and Canadian Natural Resources Limited, another top-ten holding -- were added at what we believe were attractive valuations relative to their U.S. counterparts. We believe that these producers, which appear poised to benefit from growing demand in the United States and Canada, are an overlooked segment of the market.

The fund also initiated a position in U.K.-based natural gas explorer and producer BG Group during the period. We were attracted by BG Group's leadership in harvesting and delivering liquefied natural gas (LNG) to the world's leading markets. LNG is created by cooling natural gas to the point at which it becomes liquid, which is easier to transport. Other factors that influenced the purchase were the strong performance of BG's Atlantic LNG export facilities in Trinidad and Tobago as well as new U.S. import capacity created by a recently signed long-term lease on its Louisiana regasification facility -- one of only four such facilities in the United States. Regasification plants convert LNG back into a gas form for piping to consumers.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS

1  ConocoPhillips
   United States
   Oil and gas

2  Total SA ADR
   France
   Oil and gas

3  Exxon Mobil Corp.
   United States
   Oil and gas

4  Royal Dutch Petroleum Co. ADR
   Netherlands
   Oil and gas

5  ENI SpA
   Italy
   Oil and gas

6  Apache Corp.
   United States
   Oil and gas

7  Halliburton Co.
   United States
   Energy

8  GlobalSantaFe Corp.
   Cayman Islands
   Energy

9  Canadian Natural Resources, Ltd.
   Canada
   Oil and gas

10 BG Group PLC
   United Kingdom
   Oil and gas

Footnote reads:
These holdings represent 43.4% of the fund's net assets as of 8/31/03. The fund's holdings will change over time.

We increased the fund's exposure to large, multinational, integrated oil companies during the period -- such as France-based Total, SA and Italy-based ENI SpA -- as many of these companies were available at what we believed were attractive valuations. While the team believes these high-quality companies offer solid long-term growth potential, two of the fund's largest positions in this market segment, BP PLC and Royal Dutch Petroleum Co., proved among the most significant detractors from relative performance during the period. Two factors contributed to the relative underperformance of integrated oil companies. First, in a global equity market rally that was driven in large part by the liquidity provided by historically low interest rates, investors favored higher-risk companies, which benefit disproportionately under such conditions. Large integrated oil companies, which are perceived as relatively stable, are viewed as better defensive positions. In addition, as oil prices fell in the wake of easing geopolitical tensions in Iraq, investors expected the profits of these large oil companies to suffer the most.

In the energy services segment of the fund, we took advantage of strong price appreciation to trim a large exposure to BJ Services Company, as its stock's valuation level had risen above our fair value target price. This holding was among the top contributors to relative results for the period as were holdings of other service giants Halliburton Company and Schlumberger Limited. Halliburton's stock price benefited from the development of strategies expected to expedite the settlement of asbestos and silica personal injury claims against two of the company's subsidiaries.

Diversified metal companies remain our main emphasis in the basic materials segment of the portfolio. Australian-based BHP Billiton, was a strong contributor in this category. Gold miner, Newmont Mining Corporation, and aluminum producer, Alcoa, were solid performers among mining specialists. Elsewhere in basic materials, we added du Pont to the fund's list of chemical companies, as its stockholders are expected to benefit from a share repurchase program. We also initiated a position in Ireland-based building materials giant CRH PLC, which we believe was attractively valued and is poised to benefit from consolidation among cement providers. Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

In April 2003, Joshua Brooks became a member of the Putnam Global Natural Resources Team. Mr. Brooks, who joined Putnam in 2003 as Director, Global Equity Research, has more than 12 years of investment experience. In September 2003, Mr. Brooks was named Portfolio Leader, replacing Lisa Svensson. In addition, Maria Drew, Ellis Eckland, Christopher O'Malley, and Konstantin Stoev were named members of the Putnam Global Natural Resources Team. These new team members are all experienced analysts on the Putnam Global Equity Research Team.

The fund's management team

The fund is managed by the Putnam Global Natural Resources Team. The members of the team are Joshua Brooks (Portfolio Leader), Maria Drew, Ellis Eckland, Christopher O'Malley, and Konstantin Stoev.



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

The outlook for your fund is affected by factors specific to the natural resources segment of the economy as well as by broader market factors. As discussed, we expect scarcity and growing demand to lead to sustained higher natural gas prices. We have positioned the fund to benefit from this forecast. Likewise, the fund's exposure to integrated oil companies should benefit from high oil prices.

We believe broader market sentiment is also likely to shape the fund's performance in the coming months. The global stock-market rally has been driven by accumulating signs of an acceleration in global economic growth. Yet it is still unclear whether that growth will be sufficiently robust and prolonged to drive a sustained recovery in capital spending (a key ingredient for long-term expansion). In our view, major structural constraints on equity markets remain in place -- notably, overcapacity and weak pricing power across many industries. Furthermore, investors today may be too complacent about geopolitical risks, just as they were too fearful about such risks last winter. We expect market leadership to shift from its current liquidity-driven focus on the stocks of smaller-cap companies and those with lower-quality financials to stocks of larger-cap companies with higher-quality financials. We believe this shift should benefit the fund's holdings in larger-cap companies with high-quality financials, such as integrated oil.

Management will continue to target companies in the global natural resources area whose business worth is believed to be more than their current stock prices indicate. The companies we seek should also have strong management teams, solid fundamentals, a favorable operating environment, and a competitive advantage.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund concentrates its investments in one sector and involves more risk than a fund that invests more broadly.



Performance summary

This section provides information about your fund's performance during its fiscal year, which ended August 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.


------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 8/31/03
------------------------------------------------------------------------------------------
                        Class A           Class B            Class C           Class M
(inception dates)      (7/24/80)         (2/1/94)           (7/26/99)          (7/3/95)
------------------------------------------------------------------------------------------
                     NAV      POP      NAV      CDSC      NAV      CDSC      NAV      POP
------------------------------------------------------------------------------------------
1 year             11.12%    4.73%   10.25%     5.25%   10.26%     9.26%   10.52%    6.68%
------------------------------------------------------------------------------------------
5 years            59.23    50.09    53.22     51.22    53.38     53.38    55.10    49.67
Annual average      9.75     8.46     8.91      8.62     8.93      8.93     9.17     8.40
------------------------------------------------------------------------------------------
10 years           80.19    69.84    67.04     67.04    67.10     67.10    71.13    65.17
Annual average      6.07     5.44     5.26      5.26     5.27      5.27     5.52     5.15
------------------------------------------------------------------------------------------
Annual average
(life of fund)      6.47     6.19     5.58      5.58     5.60      5.60     5.84     5.68
------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase will be imposed for all share classes of Putnam Global Natural Resources Fund. See the prospectus for details.


-------------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/03
-------------------------------------------------------------------------------
                                                                Lipper Natural
                                                                   Resources
                                                   S&P 500       Funds category
                                                    Index           average*
-------------------------------------------------------------------------------
1 year                                              12.07%           15.00%
-------------------------------------------------------------------------------
5 years                                             13.01            90.84
Annual average                                       2.48            13.01
-------------------------------------------------------------------------------
10 years                                           161.30           118.39
Annual average                                      10.08             7.98
-------------------------------------------------------------------------------
Annual average
(life of fund)                                      12.97             8.31
-------------------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 8/31/03, there were 80, 53, and 19 funds, respectively, in this Lipper category.



[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 8/31/93 to 8/31/03

                      Fund's class A
Date                  shares at POP       S&P 500 Index

08/31/93                 9,425                10,000
08/31/94                 8,514                10,547
08/31/95                 9,459                12,809
08/31/96                10,873                15,208
08/31/97                14,287                21,390
08/31/98                10,667                23,121
08/31/99                15,200                32,329
08/31/00                17,034                37,605
08/31/01                16,480                28,433
08/31/02                15,284                23,317
08/31/03               $16,984               $26,130


Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $16,704 and $16,710, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $17,113 ($16,517 at public offering price). See first page of performance section for performance calculation method.


-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 8/31/03
-------------------------------------------------------------------------------
                           Class A       Class B       Class C       Class M
-------------------------------------------------------------------------------
Distributions (number)        1            --            --              1
-------------------------------------------------------------------------------
Income                     $0.095          --            --           $0.004
-------------------------------------------------------------------------------
Total                      $0.095          --            --           $0.004
-------------------------------------------------------------------------------
Share value:            NAV     POP        NAV           NAV        NAV     POP
-------------------------------------------------------------------------------
8/31/02              $16.22  $17.21     $15.80        $15.98     $16.11  $16.69
-------------------------------------------------------------------------------
8/31/03               17.92   19.01      17.42         17.62      17.80   18.45
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)
-------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)             (7/24/80)              (2/1/94)             (7/26/99)              (7/3/95)
-------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
-------------------------------------------------------------------------------------------------------------
1 year                    17.94%     11.15%     17.04%     12.03%     17.05%     16.05%     17.27%     13.14%
-------------------------------------------------------------------------------------------------------------
5 years                   33.70      26.03      28.67      26.72      28.78      28.78      30.28      25.70
Annual average             5.98       4.74       5.17       4.85       5.19       5.19       5.43       4.68
-------------------------------------------------------------------------------------------------------------
10 years                  78.53      68.27      65.54      65.54      65.53      65.53      69.64      63.71
Annual average             5.97       5.34       5.17       5.17       5.17       5.17       5.43       5.05
-------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             6.32       6.05       5.44       5.44       5.46       5.46       5.70       5.54
-------------------------------------------------------------------------------------------------------------



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).



Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index used as a broad measure of international investment-grade bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of developed and emerging markets.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.



Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.



A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Independent Auditors' Report, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



Independent auditors' report

The Board of Trustees and Shareholders Putnam Global Natural Resources
Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Global Natural Resources Fund, including the fund's portfolio, as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year or period ended August 31, 1999 were audited by other auditors whose report dated October 12, 1999 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Global Natural Resources Fund as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Boston, Massachusetts
October 7, 2003



The fund's portfolio
August 31, 2003

Common stocks (98.7%) (a)
Number of shares                                                          Value

Chemicals (8.1%)
-------------------------------------------------------------------------------
        14,970 Air Liquide (France)                                  $2,149,576
        43,700 Avery Dennison Corp.                                   2,392,575
       102,671 BASF AG (Germany)                                      4,767,727
        32,401 Ciba Specialty Chemicals AG
               (Switzerland) (NON)                                    2,229,565
        81,139 Dow Chemical Co. (The)                                 2,801,730
       149,700 E.I. du Pont de Nemours & Co.                          6,697,578
        38,069 PPG Industries, Inc.                                   2,090,369
                                                                 --------------
                                                                     23,129,120

Coal (1.1%)
-------------------------------------------------------------------------------
       119,000 Arch Coal, Inc.                                        2,731,050
        19,300 CONSOL Energy, Inc.                                      389,860
                                                                 --------------
                                                                      3,120,910

Construction (0.9%)
-------------------------------------------------------------------------------
       142,927 CRH PLC (Ireland)                                      2,722,306

Energy Services (14.5%)
-------------------------------------------------------------------------------
        63,800 Baker Hughes, Inc.                                     2,134,748
        37,637 BJ Services Co. (NON)                                  1,406,495
        22,856 Compania Espanola de Petroleos, S.A.
               (CEPSA) (Spain)                                          595,919
       197,428 ENSCO International, Inc.                              5,518,113
       320,088 GlobalSantaFe Corp. (Cayman Islands)                   7,938,182
       420,500 Halliburton Co.                                       10,167,690
        37,000 Nabors Industries, Ltd. (NON)                          1,485,550
        91,669 Precision Drilling Corp. (Canada)
               (NON)                                                  3,661,209
        63,300 Pride International, Inc. (NON)                        1,081,797
       102,139 Schlumberger, Ltd.                                     5,056,902
        69,314 Weatherford International, Ltd.
               (Bermuda) (NON)                                        2,604,820
                                                                 --------------
                                                                     41,651,425

Engineering & Construction (0.9%)
-------------------------------------------------------------------------------
       332,800 Saipem SpA (Italy)                                     2,495,326

Forest Products and Packaging (2.6%)
-------------------------------------------------------------------------------
       273,500 Sappi, Ltd. ADR (South Africa)                         3,522,680
       243,506 Smurfit-Stone Container Corp. (NON)                    3,842,525
                                                                 --------------
                                                                      7,365,205

Metals (6.7%)
-------------------------------------------------------------------------------
       190,300 Alcoa, Inc.                                            5,434,968
       284,851 BHP Billiton, Ltd. ADR (Australia)                     4,064,824
        60,600 Newmont Mining Corp.                                   2,379,156
        24,941 Phelps Dodge Corp. (NON)                               1,196,919
       107,338 Placer Dome, Inc. (Canada)                             1,464,090
        56,500 POSCO ADR (South Korea)                                1,695,000
       132,910 Rio Tinto PLC (United Kingdom)                         2,924,027
                                                                 --------------
                                                                     19,158,984

Oil & Gas (63.9%)
-------------------------------------------------------------------------------
       151,257 Apache Corp.                                          10,433,708
     1,732,092 BG Group PLC (United Kingdom)                          7,471,923
        76,000 Tom Brown, Inc. (NON)                                  2,089,240
        85,006 Burlington Resources, Inc.                             4,115,991
       202,458 Canadian Natural Resources, Ltd.
               (Canada)                                               7,842,310
       957,500 CNOOC, Ltd. (Hong Kong)                                1,792,450
       362,200 ConocoPhillips                                        20,225,248
        95,500 Devon Energy Corp.                                     4,942,125
       125,562 EnCana Corp. (Canada)                                  4,701,673
       106,884 Energy Partners, Ltd. (NON)                            1,202,445
       763,325 ENI SpA (Italy)                                       11,572,479
       422,727 Exxon Mobil Corp.                                     15,936,808
        29,800 Forest Oil Corp. (NON)                                   692,850
        52,395 Murphy Oil Corp.                                       3,024,763
       194,000 Nexen, Inc. (Canada)                                   5,109,091
       438,000 Nippon Oil Corp. (Japan)                               1,730,825
       125,200 Noble Corp. (Cayman Islands) (NON)                     4,529,736
        41,900 Occidental Petroleum Corp.                             1,438,427
       151,533 Petro-Canada (Canada)                                  5,966,933
        43,800 Pogo Producing Co.                                     2,013,048
       304,200 Royal Dutch Petroleum Co. ADR
               (Netherlands)                                         13,649,454
       928,500 Shell Transport & Trading Co. PLC
               (United Kingdom)                                       5,822,664
       537,700 Statoil ASA (Norway)                                   4,842,528
       225,100 Suncor Energy, Inc. (Canada)                           4,219,306
        30,500 Sunoco, Inc.                                           1,239,215
       109,300 Talisman Energy, Inc. (Canada)                         5,186,285
       248,561 Total SA ADR (France)                                 19,141,683
        63,700 Valero Energy Corp.                                    2,509,780
       213,500 XTO Energy, Inc.                                       4,481,365
       369,689 YUKOS (Russia)                                         5,323,522
                                                                 --------------
                                                                    183,247,875

Real Estate (--%)
-------------------------------------------------------------------------------
         1,579 Cross Timbers Royalty Trust                               35,272
                                                                 --------------
               Total Common stocks
               (cost $244,671,175)                                 $282,926,423

Short-term investments (3.4%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $7,435,014 Short-term investments held as
               collateral for loaned securities
               with yields ranging from 1.00% to
               1.08% and due dates ranging from
               September 2, 2003 to October 24,
               2003 (d)                                              $7,430,328
     2,261,470 Short-term investments held in
               Putnam commingled cash account with
               yields ranging from 0.94% to 1.22%
               and due dates ranging from September
               2, 2003 to October 22, 2003 (d)                        2,261,470
                                                                 --------------
               Total Short-term investments
               (cost $9,691,798)                                     $9,691,798
-------------------------------------------------------------------------------
               Total Investments
               (cost $254,362,973)                                 $292,618,221
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $286,708,903.

(NON) Non-income-producing security.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      DIVERSIFICATION BY COUNTRY

      Distribution of investments by country of issue at August 31, 2003: (as a percentage of Market Value)

              Australia                 1.4%
              Canada                   13.0
              Cayman Islands            4.3
              France                    7.3
              Germany                   1.6
              Italy                     4.8
              Netherlands               4.7
              Norway                    1.7
              Russia                    1.8
              South Africa              1.2
              United Kingdom            5.5
              United States            48.1
              Other                     4.6
                                      ------
              Total                   100.0%

Forward currency contracts to buy at August 31, 2003
(aggregate face value $16,323,816)

                         Market       Aggregate    Delivery   Unrealized
                         value        face value   date       depreciation
--------------------------------------------------------------------------
Australian Dollar        $188,875     $188,358     12/17/03      $517
British Pounds         13,637,317   13,561,975     12/17/03    75,342
Japanese Yen            2,590,396    2,573,483     12/17/03    16,913
--------------------------------------------------------------------------
                                                              $92,772
--------------------------------------------------------------------------

Forward currency contracts to sell at August 31, 2003
(aggregate face value $57,107,398)

                                                              Unrealized
                         Market       Aggregate    Delivery   appreciation/
                         value        face value   date       (depreciation)
---------------------------------------------------------------------------
Australian Dollar        $710,683     $716,061     12/17/03       $5,378
Canadian Dollar        29,255,163   29,006,021     12/17/03     (249,142)
Euro                   21,797,107   21,509,196     12/17/03     (287,911)
Hong Kong Dollar        1,151,422    1,151,157     12/17/03         (265)
Norwegian Krone         3,549,671    3,552,791      9/17/03        3,120
Swiss Franc             1,182,936    1,172,172     12/17/03      (10,764)
---------------------------------------------------------------------------
                                                               $(539,584)
---------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
August 31, 2003

Assets
------------------------------------------------------------------------------
Investments in securities, at value, including $7,224,362 of
securities on loan (identified cost $254,362,973) (Note 1)        $292,618,221
------------------------------------------------------------------------------
Dividends, interest and other receivables                              969,474
------------------------------------------------------------------------------
Receivable for shares of the fund sold                               1,157,045
------------------------------------------------------------------------------
Receivable for securities sold                                       2,447,959
------------------------------------------------------------------------------
Receivable for open forward currency contracts (Note 1)                101,270
------------------------------------------------------------------------------
Receivable for closed forward currency contracts (Note 1)            2,248,744
------------------------------------------------------------------------------
Total assets                                                       299,542,713

Liabilities
------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                     1,162,162
------------------------------------------------------------------------------
Payable for securities purchased                                     2,078,445
------------------------------------------------------------------------------
Payable for shares of the fund repurchased                             446,070
------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                           487,569
------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)              84,571
------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                  34,135
------------------------------------------------------------------------------
Payable for administrative services (Note 2)                               577
------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                 158,413
------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                   548,082
------------------------------------------------------------------------------
Payable for closed forward currency contracts (Note 1)                 365,605
------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                   7,430,328
------------------------------------------------------------------------------
Other accrued expenses                                                  37,853
------------------------------------------------------------------------------
Total liabilities                                                   12,833,810
------------------------------------------------------------------------------
Net assets                                                        $286,708,903

Represented by
------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                   $267,277,212
------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)           (1,933,741)
------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                     (16,443,959)
------------------------------------------------------------------------------
Net unrealized appreciation of investments                          37,809,391
------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                                $286,708,903
------------------------------------------------------------------------------

Computation of net asset value and offering price
------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($186,504,127 divided by 10,406,940 shares)                             $17.92
------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $17.92)*                 $19.01
------------------------------------------------------------------------------
Net asset value and offering price per class B share
($82,108,722 divided by 4,712,671 shares)**                             $17.42
------------------------------------------------------------------------------
Net asset value and offering price per class C share
($14,546,450 divided by 825,493 shares)**                               $17.62
------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,549,604 divided by 199,382 shares)                                  $17.80
------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.80)*                 $18.45
------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended August 31, 2003

Investment income:
------------------------------------------------------------------------------
Dividends (net of foreign tax of $472,767)                          $5,840,616
------------------------------------------------------------------------------
Interest                                                               136,919
------------------------------------------------------------------------------
Securities lending                                                     113,707
------------------------------------------------------------------------------
Total investment income                                              6,091,242

Expenses:
------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                     1,846,675
------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                         532,451
------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              17,289
------------------------------------------------------------------------------
Administrative services (Note 2)                                         8,357
------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                  423,598
------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                  791,925
------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  116,207
------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                   27,081
------------------------------------------------------------------------------
Other                                                                  255,923
------------------------------------------------------------------------------
Total expenses                                                       4,019,506
------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (172,761)
------------------------------------------------------------------------------
Net expenses                                                         3,846,745
------------------------------------------------------------------------------
Net investment income                                                2,244,497
------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                    (9,658,169)
------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                       (654,677)
------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)         (3,934,203)
------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                    (665,824)
------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures
contracts during the year                                           39,142,885
------------------------------------------------------------------------------
Net gain on investments                                             24,230,012
------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $26,474,509
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                          Year ended August 31
Increase (decrease) in net assets                        2003             2002
------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------
Net investment income                              $2,244,497       $1,584,485
------------------------------------------------------------------------------
Net realized loss on investments and foreign
currency transactions                             (14,247,049)      (2,157,982)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                                 38,477,061      (23,746,554)
------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          26,474,509      (24,320,051)
------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
------------------------------------------------------------------------------
  From net investment income
    Class A                                          (990,062)      (1,188,254)
------------------------------------------------------------------------------
    Class C                                                --           (3,600)
------------------------------------------------------------------------------
    Class M                                              (950)              --
------------------------------------------------------------------------------
  From net realized short-term gain on investments
    Class A                                                --       (6,412,474)
------------------------------------------------------------------------------
    Class B                                                --       (3,453,122)
------------------------------------------------------------------------------
    Class C                                                --         (281,734)
------------------------------------------------------------------------------
    Class M                                                --         (153,066)
------------------------------------------------------------------------------
  From net realized long-term gain on investments
    Class A                                                --      (12,835,191)
------------------------------------------------------------------------------
    Class B                                                --       (6,911,761)
------------------------------------------------------------------------------
    Class C                                                --         (563,918)
------------------------------------------------------------------------------
    Class M                                                --         (306,377)
------------------------------------------------------------------------------
Increase (decrease) from capital share
transactions (Note 4)                             (13,029,771)      11,315,345
------------------------------------------------------------------------------
Total increase (decrease) in net assets            12,453,726      (45,114,203)

Net assets
------------------------------------------------------------------------------
Beginning of year                                 274,255,177      319,369,380
------------------------------------------------------------------------------
End of year (including distributions in
excess of net investment income and
undistributed net investment income of
$1,933,741 and $1,416,014, respectively)         $286,708,903     $274,255,177
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                        Year ended August 31
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $16.22          $19.58          $21.79          $19.98          $15.28
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .18             .14             .14             .14             .20
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.62           (1.50)           (.79)           2.17            5.91
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.80           (1.36)           (.65)           2.31            6.11
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                           (.10)           (.12)           (.12)           (.19)           (.23)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --           (1.88)          (1.44)           (.31)          (1.18)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.10)          (2.00)          (1.56)           (.50)          (1.41)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $17.92          $16.22          $19.58          $21.79          $19.98
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     11.12           (7.26)          (3.25)          12.07           42.50
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $186,504        $173,632        $192,785        $206,190        $200,824
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.26            1.18            1.14            1.15            1.16
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   1.12             .81             .69             .74            1.09
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    131.17          137.57          102.45          199.50          118.37
---------------------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                        Year ended August 31
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $15.80          $19.14          $21.37          $19.61          $15.00
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                             .05             .01            (.01)           (.01)            .06
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.57           (1.47)           (.78)           2.13            5.81
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.62           (1.46)           (.79)           2.12            5.87
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                             --              --              --            (.05)           (.08)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --           (1.88)          (1.44)           (.31)          (1.18)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --           (1.88)          (1.44)           (.36)          (1.26)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $17.42          $15.80          $19.14          $21.37          $19.61
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     10.25           (7.96)          (3.98)          11.19           41.42
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $82,109         $87,085        $113,258        $126,004        $146,228
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   2.01            1.93            1.89            1.90            1.91
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                    .35             .05            (.07)           (.04)            .35
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    131.17          137.57          102.45          199.50          118.37
---------------------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         For the
                                                                                                                          period
                                                                                                                        July 26,
                                                                                                                        1999+ to
Per-share                                                                   Year ended August 31                       August 31
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $15.98          $19.34          $21.64          $19.98          $19.78
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) (a)                             .06             .02              -- (d)         .03             .02
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.58           (1.49)           (.81)           2.12             .18
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.64           (1.47)           (.81)           2.15             .20
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                             --            (.01)           (.05)           (.18)             --
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --           (1.88)          (1.44)           (.31)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --           (1.89)          (1.49)           (.49)             --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $17.62          $15.98          $19.34          $21.64          $19.98
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     10.26           (7.94)          (4.03)          11.22            1.01*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $14,546          $9,657          $7,878          $4,040            $209
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   2.01            1.93            1.89            1.90             .19*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
to average net assets (%)                                    .40             .09            (.02)            .14             .13*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    131.17          137.57          102.45          199.50          118.37
---------------------------------------------------------------------------------------------------------------------------------


  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                        Year ended August 31
operating performance                                       2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $16.11          $19.43          $21.62          $19.82          $15.15
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .10             .05             .03             .05             .11
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.59           (1.49)           (.78)           2.14            5.86
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                       1.69           (1.44)           (.75)           2.19            5.97
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                             -- (d)          --              -- (d)        (.08)           (.12)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --           (1.88)          (1.44)           (.31)          (1.18)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --           (1.88)          (1.44)           (.39)          (1.30)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $17.80          $16.11          $19.43          $21.62          $19.82
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     10.52           (7.72)          (3.73)          11.47           41.72
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                            $3,550          $3,881          $5,448          $8,254         $10,537
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.76            1.68            1.64            1.65            1.66
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                             .60             .30             .16             .26             .62
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                    131.17          137.57          102.45          199.50          118.37
---------------------------------------------------------------------------------------------------------------------------------


(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
August 31, 2003


Note 1
Significant accounting policies

Putnam Global Natural Resources Fund (the "fund") is registered under the Investment Com pany Act of 1940, as amended, as a diversified, open-ended management investment company. The fund continues to seek capital appreciation by investing primarily in the common stocks of companies in the energy and natural resource industries.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

A redemption fee of 1.00% may apply to any shares held less than 90 days.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign cur rencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following pro cedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a join trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Forward currency contracts outstanding at period end are listed after The fund's portfolio.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end are listed after The fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At August 31, 2003, the value of securities loaned amounted to $7,224,362. The fund received cash collateral of $7,430,328 which is pooled with collateral of other Putnam funds into 32 issuers of high grade short-term investments.

H) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the period ended August 6, 2003, the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 2003, the fund had a capital loss carryover of $12,099,349 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
---------------------------------------
    $3,190,780      Aug. 31, 2010
     8,908,569      Aug. 31, 2011

Pursuant to federal income tax regulations appli cable to regulated investment companies, the fund has elected to defer to its fiscal year ending August 31, 2004, $4,557,476 of losses recognized during the period November 1, 2002 to August 31, 2003.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals and realized gains and losses on certain futures contracts. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under in come tax regulations. For the year ended August 31, 2003, the fund reclassified $4,603,240 to increase distributions in excess of net investment income and $669,036 to increase paid-in-capital, with an de crease to accumulated net realized losses of $3,934,204.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $37,888,579
Unrealized depreciation             (1,800,759)
                                  ------------
Net unrealized appreciation         36,087,820
Capital loss carryforward          (12,099,349)
Post October loss                   (4,557,476)
Cost for federal income
tax purposes                      $256,530,401


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the sub custodian bank for the settlement of securities purchased by the fund. At August 31, 2003, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended August 31, 2003, the fund's expenses were reduced by $172,761 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $806 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustees compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustees compensation and expenses in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended August 31, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $33,840 and $316 from the sale of class A and class M shares, respectively, and received $105,114 and $24,699 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended August 31, 2003, Putnam Retail Management, acting as underwriter, received $2,131 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended August 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $342,169,640 and $356,984,168, respectively. There were no purchases and sales of U.S. government obligations.


Note 4
Capital shares

At August 31, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                      Year ended August 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          3,286,778       $53,126,656
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        54,525           892,886
----------------------------------------------------------------
                                     3,341,303        54,019,542

Shares repurchased                  (3,639,739)      (57,934,078)
----------------------------------------------------------------
Net decrease                          (298,436)      $(3,914,536)
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,082,590       $73,503,794
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                     1,105,361        18,448,474
----------------------------------------------------------------
                                     5,187,951        91,952,268

Shares repurchased                  (4,329,670)      (76,419,581)
----------------------------------------------------------------
Net increase                           858,281       $15,532,687
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            750,649       $11,813,010
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       750,649        11,813,010

Shares repurchased                  (1,549,262)      (23,986,799)
----------------------------------------------------------------
Net decrease                          (798,613)     $(12,173,789)
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,976,277       $35,084,317
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                       553,701         9,047,471
----------------------------------------------------------------
                                     2,529,978        44,131,788

Shares repurchased                  (2,935,878)      (51,140,832)
----------------------------------------------------------------
Net decrease                          (405,900)      $(7,009,044)
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            496,392        $8,035,879
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                               --                --
----------------------------------------------------------------
                                       496,392         8,035,879

Shares repurchased                    (275,234)       (4,314,273)
----------------------------------------------------------------
Net increase                           221,158        $3,721,606
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            403,502        $7,182,049
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           44,546           736,348
----------------------------------------------------------------
                                       448,048         7,918,397

Shares repurchased                    (250,959)       (4,440,092)
----------------------------------------------------------------
Net increase                           197,089        $3,478,305
----------------------------------------------------------------

                                      Year ended August 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             45,281          $733,397
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        45,281           733,397

Shares repurchased                     (86,845)       (1,396,449)
----------------------------------------------------------------
Net decrease                           (41,564)        $(663,052)
----------------------------------------------------------------

                                      Year ended August 31, 2002
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             54,797          $991,438
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                        24,974           415,323
----------------------------------------------------------------
                                        79,771         1,406,761

Shares repurchased                    (119,208)       (2,093,364)
----------------------------------------------------------------
Net decrease                           (39,437)        $(686,603)
----------------------------------------------------------------



Federal tax information
(Unaudited)

For the period, interest and dividends from foreign countries were $3,993,696, or $0.25 per share (for all classes of shares). Taxes paid to foreign countries were $472,767 or $0.029 per share (for all classes of shares).

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended August 31, 2003, the fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2004 will show the tax status of all distributions paid to your account in calendar 2003.



About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care, and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice President and Managing Director of First Reserve
Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York, and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee Putnam Investment Trust (a closed-end investment company). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget, and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President, and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution, and telecommunications infrastructure). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company) and prior to March 2000 he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a partner in and Chairman of Cambus-Kenneth Bloodstock, LLC (cattle and thoroughbred horses). She is President Emeritus of Mount Holyoke College.

Dr. Kennan serves as a Trustee of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. She is a Trustee of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of Alex. Brown Realty, Inc., The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light), and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp.

Mr. Mullin also served as a Director of Dillon, Read & Co., Inc. until October 1997 and The Ryland Group, Inc. until January 1998. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School, University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center, as a Trustee of Sea Education Association, and as a Director of Brandywine Trust Company. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, Mr. Patterson was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment advisor involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment, and development firm).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company), TransCanada Pipelines Limited, Norske Canada, Inc. (a paper manufacturer), and Qwest Communications. Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

W. Nicholas Thorndike (3/28/33), Trustee since 1992

Mr. Thorndike serves on the boards of various corporations and charitable organizations.

Mr. Thorndike is a Director of Courier Corporation (a book publisher and manufacturer) and The Providence Journal Co. (a newspaper publisher). He is also a Trustee of Northeastern University and an honorary Trustee of Massachusetts General Hospital, where he previously served as Chairman and President. Prior to September 2000, he was a Director of Bradley Real Estate, Inc.; prior to April 2000, he was a Trustee of Eastern Utilities Associates; and prior to December 2001, he was a Trustee of Cabot Industrial Trust.

Mr. Thorndike has also served as Chairman of the Board and Managing Partner of Wellington Management Company/Thorndike, Doran, Paine & Lewis (a registered investment advisor that manages mutual funds and institutional assets), as a Trustee of the Wellington Group of Funds (currently The Vanguard Group), and as Chairman and a Director of Ivest Fund, Inc. Mr. Thorndike is a graduate of Harvard College.

Lawrence J. Lasser* (11/1/42), Trustee since 1992

Mr. Lasser is the President and Chief Executive Officer of Putnam
Investments, LLC since 1985. He started his career at Putnam in 1969.

Mr. Lasser is a Director of Marsh & McLennan Companies, Inc. (the parent company of Putnam Investments). He is also a member of the Board of Governors of the Investment Company Institute (the national association for the U.S. investment company industry). Mr. Lasser is a Director of the United Way of Massachusetts Bay, a Trustee of the Museum of Fine Arts, Boston, and a Trustee and Member of the Finance and Executive Committees of Beth Israel Deaconess Medical Center, Boston. He is also a member of the CareGroup Board of Managers Investment Committee, the Council on Foreign Relations, and the Commercial Club of Boston.

Mr. Lasser is a graduate of Antioch College and Harvard Business School.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment advisor). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert Price & Rhoads in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is a Director of Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.


The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2003, there were 102 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith serve as Directors of Marsh & McLennan Companies, Inc.



Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Treasurer and
Principal Financial Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Patricia C. Flaherty (12/1/46)
Senior Vice President
Since 1993

Senior Vice President, Putnam Investments and
Putnam Management

Karnig H. Durgarian (1/13/56)
Vice President and Principal Executive Officer
Since 2002

Senior Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Managing Director, Putnam Investments. Prior to
July 2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Gordon H. Silver (7/3/47)
Vice President
Since 1990

Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail Management

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

William H. Woolverton (1/17/51)
Vice President and Chief Legal Officer
Since 2003

Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Management

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.



Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Auditors

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal
Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Global Natural Resources Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

----------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
----------------------

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN007-203385  018/501/2AD  10/03

Not FDIC Insured   May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
         Management Investment Companies: Not applicable
         --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                      --------------------------
                                      Michael T. Healy
                                      Principal Accounting Officer
Date: October 29, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                      ---------------------------
                                      Karnig H. Durgarian
                                      Principal Executive Officer
Date: October 29, 2003



By (Signature and Title):            /s/Charles E. Porter
                                      ---------------------------
                                      Charles E. Porter
                                      Principal Financial Officer
Date: October 29, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                      ---------------------------
                                      Steven D. Krichmar
                                      Principal Financial Officer
Date: October 29, 2003